Quarterly Holdings Report
for

Fidelity® Water Sustainability Fund

August 31, 2020

DSW-QTLY-1020
1.9897401.100

Schedule of Investments August 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
HEALTH CARE - 17.6%
Health Care Equipment & Supplies - 13.2%
Danaher Corp.	7,910	$1,633,176
Life Sciences Tools & Services - 4.4%
Thermo Fisher Scientific, Inc.	1,270	544,805

TOTAL HEALTH CARE		2,177,981

INDUSTRIALS - 57.2%
Building Products - 3.5%
Advanced Drain Systems, Inc.	7,807	433,132
Commercial Services & Supplies - 4.5%
Tetra Tech, Inc.	6,043	557,829
Electrical Equipment - 8.0%
AMETEK, Inc.	4,927	496,149
Rockwell Automation, Inc.	2,149	495,409
		991,558
Industrial Conglomerates - 7.9%
Roper Technologies, Inc.	2,298	981,683
Machinery - 33.3%
Alfa Laval AB	12,599	307,918
Evoqua Water Technologies Corp. (a)	18,845	385,569
Franklin Electric Co., Inc.	6,307	374,384
IDEX Corp.	4,948	891,778
Metawater Co. Ltd.	4,322	181,792
Mueller Water Products, Inc. Class A	1,456	15,725
Parker Hannifin Corp.	2,211	455,488
Pentair PLC	13,273	599,143
Rexnord Corp.	11,247	325,713
Watts Water Technologies, Inc. Class A	744	71,238
Xylem, Inc.	6,266	502,408
		4,111,156

TOTAL INDUSTRIALS		7,075,358

INFORMATION TECHNOLOGY - 6.2%
Electronic Equipment & Components - 6.2%
Badger Meter, Inc.	1,988	122,640
Halma PLC	21,493	637,248
		759,888
UTILITIES - 16.9%
Multi-Utilities - 2.7%
Algonquin Power & Utilities Corp.	10,772	149,314
Veolia Environnement SA	7,813	188,338
		337,652
Water Utilities - 14.2%
American Water Works Co., Inc.	8,381	1,184,571
Essential Utilities, Inc.	2,982	126,735
Middlesex Water Co.	3,225	206,819
Severn Trent PLC	7,385	230,213
		1,748,338

TOTAL UTILITIES		2,085,990

TOTAL COMMON STOCKS
(Cost $11,258,334)		12,099,217

Money Market Funds - 2.6%
Fidelity Cash Central Fund 0.12% (b)
(Cost $327,318)	327,252	327,318
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $11,585,652)		12,426,535
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(65,062)
NET ASSETS - 100%		$12,361,473

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$68
Total	$68

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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